SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 18, 1996
                          -----------------------------


                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                   ------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 1-12230                                 04-2865714
         -----------------------                  -----------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)


           580 Myles Standish Boulevard, Taunton, Massachusetts     02780
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                (Address of Principal Executive Offices)          (Zip Code)

                                  (508)823-0707
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





                                TABLE OF CONTENTS

                                    FORM 8-K

                                  June 18, 1996



Item                                                                        Page
- ----                                                                        ----

ITEM 5.  OTHER EVENTS                                                         1

SIGNATURE                                                                     2

EXHIBITS                                                                    None





ITEM 5.  OTHER EVENTS

         Advanced Deposition Technologies, Inc. (the "Company") has extended the Special Exercise Period during which the terms of the Company's Redeemable Common Stock Purchase Warrants (the "Warrants") are temporarily modified. The Special Exercise Period will now expire at 5:00 p.m., New York City time, on June 24, 1996. During the Special Exercise Period, each Warrant entitles the holder to purchase one share of Common Stock at an exercise price of $5.00 per share and to receive one Class B Redeemable Common Stock Purchase Warrant ("Class B Warrant"), for no additional consideration. After the Special Exercise Period, two Warrants will once again be required to purchase one share of Common Stock at $5.00 per share and no Class B Warrants will be issued upon exercise of the Warrants.

         The terms of the Class B Warrants have been described in prior filings with the Securities and Exchange Commission.

         This shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to resignation or qualification under the securities laws of any such state.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Advanced Deposition Technologies, Inc.


                                          By:/s/ Glenn J. Walters
                                             -----------------------------------
                                             Glenn J. Walters, President
Date:  June 18, 1996



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